                                                                    EXHIBIT 99.7

CASE NAME:      KEVCO MANUFACTURING, LP                            ACCRUAL BASIS

CASE NUMBER:    401-40784-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                        TREASURER
---------------------------------------               --------------------------
Original Signature of Responsible Party                         Title


WILFORD W. SIMPSON                                           MAY 30, 2002
---------------------------------------               --------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                   DEBTOR'S ACCOUNTANT
---------------------------------------               --------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                           MAY 30, 2002
---------------------------------------               --------------------------
Printed Name of Preparer                                        Date

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 1

CASE NUMBER:    401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                       SCHEDULED            MONTH
ASSETS                                                   AMOUNT             APR-02           MONTH         MONTH
------                                                -----------        -----------         -----         -----
1.  Unrestricted Cash (FOOTNOTE)                           41,683                  0
2.  Restricted Cash
3.  Total Cash                                             41,683                  0
4.  Accounts Receivable (Net) (FOOTNOTE)                7,974,696                  0
5.  Inventory (FOOTNOTE)                               14,793,828                  0
6.  Notes Receivable
7.  Prepaid Expenses                                      196,584                  0
8.  Other (Attach List)                                         0                  0
9.  Total Current Assets                               23,006,791                  0
10. Property, Plant & Equip. (FOOTNOTE)                32,082,187          1,771,093
11. Less: Accumulated Depreciation                     (7,696,543)          (250,320)
12. Net Property, Plant & Equipment                    24,385,644          1,520,773
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)    8,369,096                  0
15. Other (Attach List)                                13,541,943         45,421,985
16. Total Assets                                       69,303,474         46,942,758

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                   1,111
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                      131,388
23. Total Post Petition Liabilities                                          132,499

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                            75,885,064         13,768,129
25. Priority Debt (FOOTNOTE)                            1,383,756
26. Unsecured Debt                                      5,139,545          2,733,206
27. Other (Attach List)                               197,008,999        197,810,449
28. Total Pre Petition Liabilities                    279,417,364        214,311,784
29. Total Liabilities                                 279,417,364        214,444,283

EQUITY

30. Pre Petition Owners' Equity                                         (210,107,292)
31. Post Petition Cumulative Profit Or (Loss)                            (19,105,459)
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)              61,711,226
33. Total Equity                                                        (167,501,525)
34. Total Liabilities and Equity                                          46,942,758


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                          SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                       SCHEDULED            MONTH
ASSETS                                                   AMOUNT             APR-02           MONTH         MONTH
------                                                -----------         ----------         -----         -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                     0                  0

A.  Goodwill: Consolidated Forest
    Products (FOOTNOTE)                                 8,369,096                  0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                  8,369,096                  0

A.  Intercompany Receivables (FOOTNOTE)                13,541,943         45,421,985
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                           13,541,943         45,421,985

POST PETITION LIABILITIES
A.  Accrued Liabilities                                                      131,388
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                        131,388

PRE PETITION LIABILITIES
A.  Interco. Payables (FOOTNOTE)                       68,508,999         69,310,449
B.  10 3/8% Senior Sub. Notes                         105,000,000        105,000,000
C.  Sr. Sub. Exchangeable Notes                        23,500,000         23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                 197,008,999        197,810,449

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 2

CASE NUMBER:    401-40784-BJH-11


INCOME STATEMENT

                                                          MONTH                                          QUARTER
REVENUES                                                  APR-02           MONTH          MONTH           TOTAL
--------                                                 --------          -----          -----          -------
1.  Gross Revenues                                              0                                              0
2.  Less: Returns & Discounts                                                                                  0
3.  Net Revenue                                                 0                                              0

COST OF GOODS SOLD

4.  Material                                                                                                   0
5.  Direct Labor                                                                                               0
6.  Direct Overhead                                                                                            0
7.  Total Cost of Goods Sold                                    0                                              0
8.  Gross Profit                                                0                                              0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                             0
10. Selling & Marketing                                                                                        0
11. General & Administrative                                    9                                              9
12. Rent & Lease                                                                                               0
13. Other (Attach List)                                                                                        0
14. Total Operating Expenses                                    9                                              9
15. Income Before Non-Operating
    Income & Expense                                           (9)                                            (9)

OTHER INCOME & EXPENSES

16. Non-Operating (Income) (Att List)                         (19)                                           (19)
17. Non-Operating Expense (Att List)                            0                                              0
18. Interest Expense                                                                                           0
19. Depreciation / Depletion                                                                                   0
20. Amortization                                                                                               0
21. Other (Attach List)                                                                                        0
22. Net Other Income & (Expenses)                              19                                             19

REORGANIZATION EXPENSES

23. Professional Fees                                                                                          0
24. U.S. Trustee Fees                                                                                          0
25. Other (Attach List)                                                                                        0
26. Total Reorganization Expenses                               0                                              0
27. Income Tax                                                                                                 0
28. Net Profit (Loss)                                          10                                             10


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                          SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                               ACCRUAL BASIS - 2


INCOME STATEMENT

                                                          MONTH                                          QUARTER
OPERATING EXPENSES                                        APR-02           MONTH          MONTH           TOTAL
------------------                                       --------          -----          -----          -------
A.                                                                                                             0
B.                                                                                                             0
C.                                                                                                             0
D.                                                                                                             0
E.                                                                                                             0
TOTAL OTHER OPERATING
EXPENSES - LINE 13                                              0                                              0

OTHER INCOME & EXPENSES

A.  Interest Income                                            19                                             19
B.                                                                                                             0
                                                                                                               0

TOTAL NON-OPERATING
INCOME - LINE 16                                               19                                             19

A.                                                                                                             0
B.                                                                                                             0
C.                                                                                                             0
D.
TOTAL NON-OPERATING
EXPENSE - LINE 17                                               0                                              0


REORGANIZATION EXPENSES

A.                                                                                                             0
B.                                                                                                             0
C.                                                                                                             0
D.                                                                                                             0
E.                                                                                                             0
TOTAL OTHER REORGANIZATION
EXPENSES - LINE 25                                              0                                              0

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 3

CASE NUMBER:    401-40784-BJH-11

CASH RECEIPTS AND                     MONTH                                          QUARTER
DISBURSEMENTS                        APR-02           MONTH          MONTH           TOTAL
-----------------                   --------          -----          -----          -------
1.  Cash - Beginning Of Month                    SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING LP           SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 APRIL, 2002
CASE NUMBER:    401-40784-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                             DIST LP         MFG          MGMT       HOLDING     COMP      KEVCO INC        TOTAL
                                             -------         ---          ----       -------     ----      ---------        -----

 1. CASH-BEGINNING OF MONTH                        -      110,582      2,832,011           -        -              -      2,942,593

   RECEIPTS FROM OPERATIONS
 2. CASH SALES                                     -            -                                                                 -
   COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                   -            -                                                                 -
 4. POST PETITION                                               -                                                                 -

 5. TOTAL OPERATING RECEIPTS                       -            -              -           -        -              -              -

   NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                            -                                                                 -
 7. SALE OF ASSETS                                              -                                                                 -
 8. OTHER                                          -           19         15,742           -        -              -         15,761
     INTERCOMPANY TRANSFERS                                                    -           -                                      -
          SALE EXPENSE REIMBURSEMENT
          INCOME TAX REFUND
          RENT
          PAYROLL TAX ADVANCE RETURNED
          MISC.                                                           15,742                    -
          INTEREST INCOME                                      19

 9. TOTAL NON OPERATING RECEIPTS                   -           19         15,742           -        -              -         15,761

10. TOTAL RECEIPTS                                 -           19         15,742           -        -              -         15,761

11. CASH AVAILABLE                                 -      110,601      2,847,753           -        -              -      2,958,354

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                           11,698                                             11,698
13. PAYROLL TAXES PAID                                          -          6,934                                              6,934
14. SALES, USE & OTHER TAXES PAID                               -                                                                 -
15. SECURED/RENTAL/LEASES                                       -          4,820                                              4,820
16. UTILITIES                                                   -            170                                                170
17. INSURANCE                                                   -            898                                                898
18. INVENTORY PURCHASES                                         -                                                                 -
19. VEHICLE EXPENSE                                             -                                                                 -
20. TRAVEL                                                      -                                                                 -
21. ENTERTAINMENT                                               -                                                                 -
22. REPAIRS & MAINTENANCE                                       -                                                                 -
23. SUPPLIES                                                    -                                                                 -
24. ADVERTISING                                                                                                                   -
25. OTHER                                          -            8          2,638           -        -              -          2,646
          LOAN PAYMENTS                                         -              -                                                  -
             FREIGHT                                            -                                                                 -
             CONTRACT LABOR                                     -                                                                 -
             401 K PAYMENTS                                     -                                                                 -
             PAYROLL TAX ADVANCE ADP                                                                                              -
             WAGE GARNISHMENTS                                                                                                    -
             MISC.                                              8          2,638                                              2,646

26. TOTAL OPERATING DISBURSEMENTS                  -            8         27,158           -        -              -         27,166

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                     110,593                                                           110,593
28. US TRUSTEE FEES                                             -          6,000                                              6,000
29. OTHER                                                                                                                         -
30. TOTAL REORGANIZATION EXPENSE                   -      110,593          6,000           -        -              -        116,593

31. TOTAL DISBURSEMENTS                            -      110,601         33,158           -        -              -        143,759

32. NET CASH FLOW                                  -     (110,582)       (17,416)          -        -              -       (127,998)

33. CASH- END OF MONTH                             -            -      2,814,595           -        -              -      2,814,595

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 4

CASE NUMBER:    401-40784-BJH-11

                                                 SCHEDULED             MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT              APR-02          MONTH         MONTH
-------------------------                       -----------           --------         -----         -----
1.  0 - 30                                                                   0
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                     7,974,696                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                     7,974,696                  0

AGING OF POST PETITION                                           MONTH: April-02
TAXES AND PAYABLES                                                      --------

                                          0 - 30        31 - 60        61 - 90        91 +
TAXES PAYABLE                              DAYS           DAYS           DAYS         DAYS        TOTAL
-------------                             ------        -------        -------        ----        -----
1. Federal                                                                                            -
2. State                                       -                                                      -
3. Local                                                                                              -
4. Other (See Below)                       1,111                                                  1,111
5. Total Taxes Payable                     1,111              0              0           0        1,111
6. Accounts Payable                            0                                                      0

STATUS OF POST PETITION TAXES                                    MONTH: April-02
                                                                        --------

                                            BEGINNING TAX     AMOUNT WITHHELD                         ENDING TAX
FEDERAL                                       LIABILITY*      AND/OR ACCRUED      (AMOUNT PAID)        LIABILITY
-------                                     -------------     ---------------     -------------       ----------
1.  Withholding **                                                                                              0
2.  FICA - Employee **                                                                                          0
3.  FICA - Employer **                                                                                          0
4.  Unemployment                                                                                                0
5.  Income                                                                                                      0
6.  Other (Attach List)                                                                                         0
7.  Total Federal Taxes                                0                    0                0                  0

STATE AND LOCAL

8.  Withholding                                                                              0                  0
9.  Sales                                                                                    0                  0
10. Excise                                                                                                      0
11. Unemployment                                                                             0                  0
12. Real Property  (FOOTNOTE)                      1,111                                                    1,111
13. Personal Property                                                                        0                  0
14. Other (Attach List)                                                                                         0
15. Total State And Local                          1,111                    0                0              1,111
16. Total Taxes                                    1,111                    0                0              1,111

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 5

CASE NUMBER:    401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                                 MONTH: April-02
                                                                        --------

BANK RECONCILIATIONS                                  Account # 1       Account # 2
--------------------                                  -----------       -----------
A.  BANK:                                             Summit Bank       Summit Bank         Other Accounts         TOTAL
B.  ACCOUNT NUMBER:                                    1-0138099         1-0137836           (Attach List)
C.  PURPOSE (TYPE):                                   Depository         Depository
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books
6.  Number of Last Check Written                          N/A               N/A

INVESTMENT ACCOUNTS

                                                       DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                            PURCHASE         INSTRUMENT       PURCHASE PRICE       CURRENT VALUE
---------------------------                            --------         ----------       --------------       -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                 0                   0

CASH

12. Currency On Hand                                                                                                      0
    Reclass to Accounts Payable
13. Total Cash - End of Month                                                                                             0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 6
CASE NUMBER:    401-40784-BJH-11

                                                                 MONTH: April-02
                                                                        --------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                                        AMOUNT           TOTAL PAID
          NAME                        TYPE OF PAYMENT                    PAID              TO DATE
          ----                        ---------------                   ------           ----------
1.  Lee Denham                  Payroll/severance                                           134,620
2.  Lee Denham                  Expense Reimb.                                                  254
3.  Jim Connors                 Consulting fees and expenses                                114,975
4.  Jim Connors                 Division Sale Bonuses                                       112,500
5.  (Attach List)
6.  Total Payments To
    Insiders                                                                 0              362,349

                                  PROFESSIONALS

                                  DATE OF
                                COURT ORDER                                                         TOTAL
                                AUTHORIZING         AMOUNT         AMOUNT         TOTAL PAID       INCURRED
          NAME                    PAYMENT          APPROVED         PAID           TO DATE         & UNPAID*
          ----                  -----------        --------        ------         ----------       ----------
1.  Gordion Group                 03/20/01         301,398            0             301,398             0
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals                                  301,398            0             301,398              0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                        SCHEDULED          AMOUNTS          TOTAL
                                         MONTHLY            PAID            UNPAID
                                         PAYMENTS           DURING           POST
    NAME OF CREDITOR                       DUE              MONTH          PETITION
    ----------------                    ---------          -------       -----------
1.  Bank of America                         N/A                           13,768,129
2.  Status of Leases Payable                                              None
3.
4.
5.  (Attach List)
6.  TOTAL                                     0                 0         13,768,129

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          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 7

CASE NUMBER:    401-40784-BJH-11                                 MONTH: April-02
                                                                        --------
QUESTIONNAIRE

                                                                                                                   YES        NO
                                                                                                                   ---        --
1.   Have any Assets been sold or transferred outside the normal course of business this reporting period?                    X

2.   Have any funds been disbursed from any account other than a debtor in possession account?                                X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                        X

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                                           X

5.   Have any Post Petition Loans been received by the debtor from any party?                                                 X

6.   Are any Post Petition Payroll Taxes past due?                                                                            X

7.   Are any Post Petition State or Federal Income Taxes past due?                                                            X

8.   Are any Post Petition Real Estate Taxes past due?                                                                        X

9.   Are any other Post Petition Taxes past due?                                                                              X

10.  Are any amounts owed to Post Petition creditors delinquent?                                                              X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                                       X

12.  Are any wage payments past due?                                                                                          X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                                   YES        NO
                                                                                                                   ---        --
1.   Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?                X

2.   Are all premium payments paid current?                                                                         X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

                                                                                                     PAYMENT AMOUNT
       TYPE OF POLICY                         CARRIER                   PERIOD COVERED                 & FREQUENCY
       --------------                         -------                   --------------               --------------
Property, Auto, General Liability      Aon Risk Services                3/1/02-9/1/02            Semi-Annual    $98,598
D&O Liability                          Great American Insurance      11/1/2001-10/31/2004        Annual         $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP

CASE NUMBER:    401-40784-BJH-11                           MONTH: April 30, 2002
                                                                  --------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

DUAL
BASIS
FORM
NUMBER    LINE NUMBER                FOOTNOTE / EXPLANATION
------    -----------                ----------------------
1         1           Pursuant to the February 12, 2001 Order (1) Authorizing
3         1           Continued Use of Existing Forms and Records; (2)
                      Authorizing Maintenance of Existing Corporate Bank
                      Accounts and Cash Management System; and (3) Extending
                      Time to Comply with 11 U.S.C. Section 345 Investment
                      Guidelines, funds in the Bank of America and Key Bank
                      deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is
                      administered by, and held in the name of, Kevco Management
                      Co. (co-debtor, Case No. 401-40788-BJH-11). Accordingly,
                      all cash receipts and disbursements flow through Kevco
                      Management's Bank of America DIP account. A schedule
                      allocating receipts and disbursements among Kevco, Inc.
                      and its subsidiaries is included in this report as a
                      Supplement to Accrual Basis-3.

1         4,5         Pursuant to Asset Purchase Agreements approved by the
1         10,14A      Court (see prior Monthly Operating Reports for details),
                      Debtor has sold most of its assets.

1         15A         Intercompany receivables/payables are from/to co-debtors
1         27A         Kevco Management Co. (Case No. 401-40788-BJH-11), Kevco
7         3           Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                      Holding, Inc. (Case No. 401-40785-BJH-11), DCM Delaware,
                      Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                      401-40786-BJH-11), Kevco Components, Inc. (Case No.
                      401-40790-BJH-11), and Kevco, Inc. (Case No.
                      401-40783-BJH-11).

1         18          Property tax owing is an accrual only and not yet due.
4         12

1         24          The direct charges to equity are due to secured debt
1         32          reductions pursuant to asset sales by Debtor and its
                      co-debtors as well as direct cash payments. The secured
                      debt owed to Bank of America by Kevco, Inc. (Case No.
                      401-40783-BJH-11) has been guaranteed by all of its
                      co-debtors (see Footnote 1,15A); therefore, the secured
                      debt is reflected as a liability on all of the Kevco
                      entities. The charge to equity is simply an adjustment to
                      the balance sheet.

1         25          Pursuant to Order dated February 12, 2001 and Supplemental
                      Order dated March 14, 2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of
                      $4,300 per employee. Debtors were also (a) allowed to pay
                      accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as
                      scheduled.
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